Exhibit 21.1

CORPORATE OFFICE PROPERTIES TRUST

SUBSIDIARIES OF REGISTRANT

Colorado

COPT Academy Ridge, LLC

COPT Aerotech, LLC

COPT Cresterra 3535, LLC

COPT Cresterra Master LLC

COPT Interquest, LLC

COPT Interquest III, LLC

COPT Interquest IV, LLC

COPT Interquest Epic I, LLC

COPT Interquest Hybrid I, LLC

COPT Interquest Hybrid II, LLC

COPT Newport, LLC

COPT Newport C, LLC

COPT Newport D, LLC

COPT Northcreek, LLC

COPT Patriot Park at Galley, LLC

COPT Patriot Park I, LLC

COPT Patriot Park II, LLC

COPT Patriot Park V, LLC

COPT Patriot Park VI, LLC

COPT Patriot Park VII, LLC

Patriot Park, LLC

9965 Federal Drive, LLC

Delaware

11800 Tech Road, LLC

Airport Square Holdings I, LLC

Airport Square Holdings VI and VII, LLC

Blue Bell Investment Company, LP

COPT Acquisitions, Inc.

COPT Colgate General, LLC

COPT Concourse, LLC

COPT Gateway, LP

COPT Gateway Commerce, LLC

COPT Maritime I & II, LLC

Corporate Gateway, LP

Corporate Office Properties, LP

Corporate Office Properties Holdings, Inc.

Crown Point, L.L.C.

Delaware Airport III, LLC

Delaware Airport VIII, LLC

Delaware Airport IX, LLC

Great Mills I, L.L.C.

Great Mills II, L.L.C.

Great Mills III, L.L.C.

Great Mills IV, L.L.C.

Great Mills V, L.L.C.

Harrisburg Corporate Gateway Partners, LP

Harrisburg Investors II, LLC

Harrisburg Investors III, LLC

LW Redstone Company, LLC (JV)

Opportunity Invest Ventures, LLC

Powerloft & Innovation I, LLC

Powerloft Holdings, LLC

Powerloft Services, LLC

Redstone Gateway 1000, LLC

Redstone Gateway 1100, LLC

Redstone Gateway 1200, LLC

Redstone Gateway 7200, LLC

Sterling York, LLC

South Brunswick Investors, LP

Maryland

1099 Winterson, LLC

110 Thomas Johnson, LLC

11011 McCormick Road, LLC

1190 Winterson, LLC

1199 Winterson, LLC

131 Parkway, LLC

132, LLC

133 Parkway, LLC

134, LLC

135 Parkway, LLC

1362 Mellon, LLC

141 Parkway, LLC

1460 Dorsey Road, LLC

1550 Nursery LLC

201 International Associates Limited Partnership

221, LLC

226 Schilling Circle, LLC

2500 Riva Trust

2691 Technology, LLC

2701 Technology, LLC

2711 Technology, LLC

2720 Technology, LLC

2730 Hercules, LLC

2900 Lord Baltimore Drive, LLC

302 Sentinel, LLC

304 Sentinel, LLC

306 Sentinel, LLC

318 Sentinel, LLC

320 Sentinel, LLC

322  Sentinel, LLC

37 Allegheny Business Trust

45310 Abell House, LLC

5825 URC Borrower, LLC

5850 URC Borrower, LLC

67 Financing, LLC

6700 Alexander Bell, LLC

6711 CG, LLC

6711 Gateway Funding, LLC

6711 Gateway, LLC

6721 CGD., LLC

6721 Gateway, LLC

6731 CG, LLC

6731 Gateway, LLC

6741 Gateway, LLC

6940 CGD, LLC

6950 CG, LLC

7000 CG, LLC

7000 Honeys, LLC

7015 Albert Einstein Drive, LLC

7130 Columbia Gateway, LLC

7150-70 Riverwood. LLC

7200 Riverwood, LLC

7205 Riverwood, LLC

7210 Ambassador Road, LLC

7240 Parkway Drive Enterprises, LLC

7318 Parkway Drive Enterprises, LLC

7320 Parkway Drive Enterprises, LLC

7320 PD, LLC

7468 Candlewood Road, LLC

7740 Milestone LLC

800 International, LLC

8027 Corporate Drive Business Trust

8029  Corporate, LLC

8029 Corporate Drive Business Trust

8110  Corporate, LLC

8140  Corporate, LLC

849 International, LLC

8621 RFD, LLC

8661 RFD, LLC

881 Elkridge Landing, LLC

900 International, LLC

9020 Mendenhall, LLC

930 International, LLC

9690 Deereco Road, LLC

999 Corporate, LLC

Aerotech Manager, LLC

Airport Square II, LLC

Airport Square IV, LLC

Airport Square Partners, LLC

Airport Square Storms, LLC

Airport Square V, LLC

Airport Square X, LLC

Airport Square XI, LLC

Airport Square XIII, LLC

Airport Square XIV, LLC

Airport Square XIX, LLC

Airport Square XV, LLC

Airport Square XX, LLC

Airport Square XXI, LLC

Airport Square XXII, LLC

Airport Square, LLC

Allegheny Parking Business Trust

Ambassador Center, LLC

Arundel Preserve #5, LLC

ASI, LLC

Atrium Building, LLC

Campbell Boulevard I Business Trust

Campbell Boulevard II Business Trust

Campbell Building Business Trust

Campbell Corporate Center 1-2 Business Trust

Canton Crossing Retail, LLC

Centerpointe Limited Partnership

Clarks Hundred II, LLC

Clarks Hundred, LLC

Columbia Equity Finance, LLC

Columbia Gateway S-28, LLC

Commons Office 6-B, LLC

Commons Office Research, LLC

Concourse 1304, LLC

COPT Aberdeen, LLC

COPT Arundel Preserve, LLC

COPT Babcock Business Trust

COPT Baltimore County I, LLC

COPT Baltimore County II, LLC

COPT Bridge Street Office, LLC

COPT CC 1600, LLC

COPT CC Bulkhead LLC

COPT CC D1 LLC

COPT CC Holding LLC

COPT CC Parking LLC

COPT CC Tower LLC

COPT CCW I LLC

COPT CCW II LLC

COPT CCW III LLC

COPT Chantilly I Manager, LLC

COPT Chantilly II Manager, LLC

COPT Development & Construction Services, LLC

COPT Environmental Systems LLC

COPT Frederick, LLC

COPT Gate 63, LLC

COPT Gate 6700-6708-6724, LLC

COPT General, LLC

COPT Harbour’s Edge LLC

COPT Harrisburg GP, LLC

COPT Hunt Valley GP, LLC

COPT Huntsville, LLC

COPT Indian Head, LLC

COPT Montpelier, LLC

COPT Northgate A, LLC

COPT Northgate B, LLC

COPT Northgate C, LLC

COPT Northgate D, LLC

COPT Northgate H, LLC

COPT Northgate I, LLC

COPT Opportunity Invest I, LLC

COPT Powerhouse LLC

COPT Pres Investment, LLC

COPT Property Management Services, LLC

COPT Renovation, LLC

COPT Riverwood, LLC

COPT T-11, LLC

COPT-FD Indian Head, LLC

Cornucopia Holdings II, LLC

Cornucopia Holdings, LLC

Corporate Center I Limited Partnership

Corporate Center I, LLC

Corporate Development Services, LLC

Corporate Gatespring II, LLC

Corporate Gatespring, LLC

Corporate Office Management, Inc.

Corporate Office Services, LLC

Corporate Paragon, LLC

Corporate Place B Equity Affiliates, LLC

Corporate Place I Business Trust

Corporate Place III Business Trust

Corporate Place IV Business Trust

Corporate Property, LLC

Enterprise Campus Developer, LLC

Fifth Exploration, L.L.C.

Fourth Exploration, L.L.C.

Franklin Ridge No. 1 Business Trust

Franklin Ridge No. 2 Business Trust

Franklin Ridge No. 3 Business Trust

Franklin Ridge No. 4 Business Trust

Franklin Ridge Open Space Business Trust

Franklin Ridge V Business Trust

Ft. Ritchie Holding, LLC

Ft. Ritchie I, LLC

Ft. Ritchie II, LLC

Ft. Ritchie III, LLC

Ft. Ritchie IV, LLC

Gateway 44, LLC

Gateway 67, LLC

Gateway 70 Holdings, LLC

Gateway 70, LLC

Gateway Crossing 95, LLC

Governors Court 21, LLC

Governors Court, LLC

Honeygo Limited Partnership I, LLLP

Honeygo Limited Partnership II, LLLP

Honeygo Limited Partnership III, LLLP

Honeyland 108, LLC

Hunt Valley 75 Limited Partnership

Huntsville Holdings, LLC

Jolly COPT I, LLC

Jolly COPT II, LLC

Lot 401 Business Trust

M Square 5825, LLC

M Square 5850, LLC

M Square Associates, LLC

M Square NOAA, LLC

Maritime Holdings, LLC

McLean Ridge I Business Trust

McLean Ridge II Business Trust

McLean Ridge III Business Trust

McLean Ridge IV Business Trust

MOR Forbes 2, LLC

MOR Forbes, LLC

NBP 131, LLC

NBP 132, LLC

NBP 133 LLC

NBP 134, LLC

NBP 135, LLC

NBP 140, LLC

NBP 141, LLC

NBP 191, LLC

NBP 201 Holdings, LLC

NBP 201, LLC

NBP 211 Holdings, LLC

NBP 211, LLC

NBP 220 Holdings, LLC

NBP 220, LLC

NBP 221, LLC

NBP 300, LLC

NBP 302, LLC

NBP 304, LLC

NBP 306, LLC

NBP 308, LLC

NBP 310, LLC

NBP 312 LLC

NBP 314, LLC

NBP 316, LLC

NBP 318, LLC

NBP 320, LLC

NBP 322, LLC

NBP 324, LLC

NBP 410, LLC

NBP 420, LLC

NBP 430, LLC

NBP One, LLC

NBP Retail, LLC

Northcreek Manager, LLC

Nottingham Associates Limited Partnership

Nottingham Center, LLC

Nottingham Ridge Holding Corporation

Nottingham Ridge I Business Trust

Nottingham Ridge II Business Trust

Nottingham Ridge III Business Trust

Nottingham Ridge No. 20 Business Trust

Nottingham Ridge No. 30 Business Trust

Park Circle Equities, LLC

Pecan Court, L.L.C.

Philadelphia Road Business Trust

Professional Center I, LLC

Professional Center III, LLC

Red Cedar Building, LLC

Ridgely’s Choice Business Trust

RIVA Trustee, LLC

Rivers Center III Investors, LLC

Riverwood Business Center Equity Affiliates, LLC

Rockville Corporate Center, LLC

Royston Building Business Trust

Rutherford 2 Limited Partnership

Sandpiper Limited Partnership

Schilling 216 Investors, LLC

Schilling Center Equities, LLC

Tech Park I, LLC

Tech Park II, LLC

Tech Park IV, LLC

The Fort Ritchie Community Center Corporation

Third Exploration, L.L.C.

Tyler Ridge I Business Trust

Tyler Ridge I, LLC

Tyler Ridge II A Business Trust

Tyler Ridge II Business Trust

Tyler Ridge II Improvements Business Trust

Tyler Ridge III Business Trust

Tyler Ridge III Improvements Business Trust

Tyler Ridge Limited Partnership

Tyler Ridge Water Management Business Trust

W&M Business Trust

White Marsh Business Center 2 Business Trust

White Marsh Business Center Limited Partnership

White Marsh Business Center, LLC

White Marsh Business Community Owners Association II, Inc.

White Marsh Commerce Center I Business Trust

White Marsh Commerce Center II Business Trust

White Marsh Community Owners Association, Inc.

White Marsh Health Center Limited Partnership

White Marsh Hi-Tech 1 Business Trust

White Marsh Hi-Tech 2 Business Trust

White Marsh Professional Center II, LLC

WMBC 13A Investment Company, LLC

Woods Investors, LLC

New Jersey

COPT Princeton South, LLC

Pennsylvania

Colgatedrive Associates, L.P.

COPT Pennlyn, L.P.

Texas

COPT 8000 Potranco, L.P.

COPT 8030 Potranco, L.P.

COPT 8100 Potranco, L.P.

COPT San Antonio General, LLC

COPT San Antonio, LP

COPT San Antonio II, L.P.

COPT SA Technology Center, L.P.

COPT Sentry Gateway 100 LP

COPT Westpointe 3A, L.P.

COPT Westpointe 4, L.P.

Virginia

13849 Park Center Road, LLC

2900 Towerview Road, LLC

COPT Chantilly, LLC

COPT Chantilly II, LLC

COPT Dahlgren, LLC

COPT Dahlgren I, LLC

COPT Dahlgren II, LLC

COPT Dahlgren IV, LLC

COPT Dahlgren Land, LLC

COPT Fairview, LLC

COPT Greens I, LLC

COPT Greens II, LLC

COPT Greens III, LLC

COPT Park Meadow, LLC

COPT Parkstone, LLC

COPT Patriot Ridge, LLC

COPT Richmond I, LLC

COPT Ridgeview I, LLC

COPT Ridgeview II & III, LLC

COPT Southwest VA, LLC

COPT Stonecroft, LLC

COPT Sunrise, LLC

COPT Waterview I, LLC

COPT Waterview III, LLC

COPT Westbranch, LLC

Patriot Ridge I, LLC

Patriot Ridge II, LLC

Patriot Ridge III, LLC

Patriot Ridge 7770, LLC

Patriot Ridge Commons, LLC

Patriot Ridge Holdings, LLC

Towerview, LLC

TRC Pinnacle Towers, L.L.C.